UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 2

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) December 5, 2008
                                                         ----------------

                             REPRO-MED SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          NEW YORK                       0-12305                 13-3044880
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


               24 Carpenter Road, Chester, New York            10918
             ----------------------------------------        ----------
             (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code (845) 469-2042
                                                           --------------

                                 not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

As previously disclosed, as of December 5, 2008, our auditor has resigned.

Repro-Med Systems is pleased to announce that the firm of McGrail, Merkel Quinn & Associates, Registered Public Accounting Firm, has been engaged to perform a review of our SEC form 10Q for the nine months ending November 2008 and to provide certified financial statements for the annual SEC form 10K report for the period ending February 28, 2009.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       REPRO-MED SYSTEMS, INC.
                                       (Registrant)


Date  January 9, 2009                  By: /s/ Andrew I. Sealfon
      ---------------                      ---------------------
                                           Andrew I. Sealfon
                                           President and Chief Executive Officer

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